EXHIBIT 10.36
FIRST AMENDMENT TO THE
DARDEN RESTAURANTS, INC. FLEXCOMP PLAN
(AS AMENDED AND RESTATED EFFECTIVE JUNE 1, 2021)

WHEREAS, Darden Restaurants, Inc. (the "Company") maintains the Darden Restaurants, Inc. FlexComp Plan (As Amended and Restated Effective June 1, 2021) (the "Plan");
WHEREAS, amendment of the Plan is now considered desirable to fully align the definition of "Change in Control" referenced under the Plan with the definition used under the Company's equity and incentive plans;
NOW, THEREFORE, by virtue of the power reserved to the Company by Section

7.5 of the Plan, and in exercise of the authority delegated to the Benefit Plans Committee by resolution of the Compensation Committee of the Board of Directors of the Company, the Plan is hereby amended, effective as of June 1, 2024, by adding the following paragraph to Section 7.5 of the Plan immediately following Subsection 7.5(c) thereof:
"The Board of Directors of Darden Restaurants, Inc. shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto."

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[signatures on the following page]

IN WITNESS WHEREOF, the Benefit Plans Committee, duly authorized by the Compensation Committee to amend or modify the Plan, has caused this amendment to be executed by a majority of its members.

__________6/17/24____________    ______/s/ Scott Brophy______________________
        Date                Scott Brophy
__________6/10/24____________    ______/s/ Anthony Morrow___________________
        Date                Anthony Morrow
___________6/12/24__________    ______/s/ Jennifer Pierce_____________________
        Date                Jennifer Pierce
___________6/17/24___________    ______/s/ Pam Price_________________________
        Date                Pam Price
___________6/11/24________    ______/s/ Angela Simmons___________________
        Date                Angela Simmons
___________6/11/24___________    ______/s/ Scott St. John______________________
        Date                Scott St. John